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                                                                   Exhibit (21)

                         Subsidiaries of Summit Bancorp.


         Summit Bancorp. is the parent corporation. Detailed information on its present subsidiaries appears in the Narrative description of business. Additional information is as follows:

Name                                                                                  Jurisdiction of Incorporation
- ----                                                                                  -----------------------------
United Jersey Bank                                                                                   New Jersey
      Palisade Funding Corp.                                                                         New Jersey
      Palvest Corp.                                                                                  New Jersey
      Palservco, Inc.                                                                                New Jersey
      Palisade Financial Services, Inc.                                                              New Jersey
      Nelav, Inc.                                                                                    New Jersey
      VerValen, Inc.                                                                                 New Jersey
      UJB International Trade Finance Corp.                                                          New Jersey
         UJB Trade Finance (HK), Limited                                                             Hong Kong
      First Pipco, Inc.                                                                              New Jersey
         C.I. Pip Restaurant Co.                                                                     New Jersey
         CiPip Properties Co.                                                                        New Jersey
      UJB Leasing Corporation                                                                        New Jersey
      United Jersey Hackensack Investment Corporation                                                New Jersey
      CTC Investment Co.                                                                             Delaware
      S.A.R. Realty Holding Corporation                                                              New Jersey
      Pipco-On-The-Hudson, Inc.                                                                      New Jersey
         Pipco/TM8, Inc.                                                                             New Jersey
         Pipco/TM10, Inc.                                                                            New Jersey
         Pipco/TM13, Inc.                                                                            New Jersey
         Pipco/Spring Hill, Inc.                                                                     New Jersey
         Pipco 205 Park, Inc.                                                                        New Jersey
         Pipco Schoolhouse Estates, Inc.                                                             New Jersey
         Pipco Urban Restoration, Inc.                                                               New Jersey
         Pipco Windsong, Inc.                                                                        New Jersey
         Pipco Parsippany, Inc.                                                                      New Jersey
         Pipco 121-123 Grand Avenue, Inc.                                                            New Jersey
         Pipco Bright, Inc.                                                                          New Jersey
         Pipco Oakland, Inc.                                                                         New Jersey
         Pipco Raintree, Inc.                                                                        New Jersey
         Pipco Underhill, Inc.                                                                       New York
         Pipco MK, Inc.                                                                              New Jersey
         Pipco Carlstadt, Inc.                                                                       New Jersey
         Pipco Ewing, Inc.                                                                           New Jersey
         Pipco 851 Boulevard, Inc.                                                                   New Jersey
         Pipco Alpine, Inc.                                                                          New Jersey
         Pipco Norte, Inc.                                                                           New Jersey
         Alternative Financial Group, Inc.                                                           Pennsylvania
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
         PipHam Gardens, Inc.                                                                        New York
         PipAshley, Inc.                                                                             New Jersey
         Pipco Urban Renewal Corporation, Inc.                                                       New Jersey
         Commonwealth Pipco Corp.                                                                    Pennsylvania
         Pipco Hansen Land Corp.                                                                     Pennsylvania
         PipCRA, Inc.                                                                                New Jersey
         PipLandCo, Inc.                                                                             New Jersey
         PipCondoCo, Inc.                                                                            New Jersey
         PipWarehouseCo, Inc.                                                                        New Jersey
         PipQuarryCo, Inc.                                                                           New Jersey
         PipPomonaCo, Inc.                                                                           New York
         Second PipLandCo, Inc.                                                                      New Jersey
         Second PipCondoCo, Inc.                                                                     New Jersey
         Houses-R-Pip, Inc.                                                                          New Jersey
         PipGate Mill Properties, Ltd.                                                               New Jersey
         PipHyde Park, Limited                                                                       New York
         NewPip Properties Co., Ltd.                                                                 New Jersey
      FSB Investment Corp.                                                                           New Jersey
      Franklin State Armored Corporation                                                             New Jersey
      Central Pipco, Inc.                                                                            New Jersey
         Central Pipco Sanson, Inc.                                                                  New Jersey
         Central Pipco Petrocella/Temes, Inc.                                                        New Jersey
         Central Pipco Spring Knolls, Inc.                                                           New Jersey
         Evergreen Cenpipco, Inc.                                                                    New Jersey
         CenPipMaple, Inc.                                                                           New Jersey
         CenPipPRD, Inc.                                                                             New Jersey
         CenPipCho35, Inc.                                                                           New Jersey
         Central Pipco Thom, Inc.                                                                    New Jersey
         CenPipColt, Inc.                                                                            New Jersey
         CenPipUnited, Inc.                                                                          New Jersey
         ExeCenPip EM1, Inc.                                                                         New Jersey
         MorCenPip EM2, Inc.                                                                         New Jersey
         EmsCenPip EM3, Inc.                                                                         New Jersey
         ProCentip Plains, Inc.                                                                      New Jersey
         SayCenPipVille, Inc.                                                                        New Jersey
         HalCenPip Tides, Inc.                                                                       New Jersey
         VolCenPipChik, Inc.                                                                         New Jersey
         StakCenPipWood, Inc.                                                                        New Jersey
         Alternative Financial Group, Inc.                                                           New Jersey
         34 Cen Pip Plaza, Inc.                                                                      New Jersey
         BunnCenPip 202, Inc.                                                                        New Jersey
         Central Residential Properties, Inc.                                                        New Jersey
         Madison CenPipRidge, Inc.                                                                   New Jersey
         Clearbrook ProCenPip, Inc.                                                                  Pennsylvania
         CenPipMatawan, Inc.                                                                         New Jersey
         EIN Cen Pip Binder, Inc.                                                                    New Jersey
         CenPipChowderPot, Inc.                                                                      New Jersey
      South Pipco, Inc.                                                                              New Jersey
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
         ManSoPip Management Corp.                                                                   New Jersey
         PropSoPip Properties Corp.                                                                  New Jersey
         DevSoPip Development Corp.                                                                  New Jersey
         Aristone So Pip, Inc.                                                                       New Jersey
      New Jersey Affiliated Financial Services, Inc.                                                 New Jersey
         NJS Realty Corporation                                                                      New Jersey
         High Acre Realty Corporation                                                                New Jersey
         N.J.S. Advisory Services, Inc.                                                              New Jersey
First Valley Corporation                                                                             Pennsylvania
      First Valley Bank                                                                              Pennsylvania
         Valbeth, Inc.                                                                               Pennsylvania
         North-Val, Inc.                                                                             Pennsylvania
         Lehigh Securities Corporation                                                               Pennsylvania
         First Valley Capital Corporation                                                            Pennsylvania
         First Valprop, Inc.                                                                         Delaware
                First North-Val, Inc.                                                                Pennsylvania
                Second North-Val, Inc.                                                               Pennsylvania
                Third North-Val, Inc.                                                                Pennsylvania
                Fourth North-Val, Inc.                                                               Pennsylvania
                Fifth North-Val, Inc.                                                                Pennsylvania
                Sixth North-Val, Inc.                                                                Pennsylvania
                Seventh North-Val, Inc.                                                              Pennsylvania
                Eighth North-Val, Inc.                                                               Pennsylvania
                Ninth North-Val, Inc.                                                                Pennsylvania
                Timco Property Corp.                                                                 Pennsylvania
      HBP Financial Corp.                                                                            Pennsylvania
      First Valley Financial Services, Inc.                                                          Pennsylvania
      First Valley Life Insurance Company                                                            Arizona
      Valprop, Inc.                                                                                  Pennsylvania
         FirstVal Properties, Inc.                                                                   Pennsylvania
UJB Credit Corporation                                                                               Delaware
      Gibraltar Corporation of America                                                               New York
      United Jersey Leasing Company                                                                  New Jersey
      United Jersey Mortgage Company                                                                 New Jersey
      Asset Management Corp.                                                                         New Jersey
UJB Discount Brokerage Co.                                                                           New Jersey
Rahway Avenue Urban Renewal Corporation                                                              New Jersey
Trico Mortgage Company, Inc.                                                                         New Jersey
      Securitization Subsidiary I, Inc.                                                              New Jersey
      Zumbadora Corporation                                                                          New Jersey
United Jersey Credit Life Insurance Company                                                          Arizona
United Jersey Venture Capital, Inc.                                                                  New Jersey
India, Inc.                                                                                          Delaware
United Jersey Financial Corp.                                                                        New Jersey
United Jersey Insurance Agency, Inc.                                                                 New Jersey
UJB Financial Service Corporation                                                                    New Jersey
CARTCO, Ltd.                                                                                         New Jersey
UJB Commercial Corp.                                                                                 New Jersey

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
Summit Bank                                                                                          New Jersey
      STC Investment Holding Company                                                                 New Jersey
      Beechwood Insurance Agency Corporation                                                         New Jersey
      One Main Properties - Berkeley Heights, Inc.                                                   New Jersey
      One Main Properties - Lebanon, Inc.                                                            New Jersey
      One Main Properties - New Brunswick, Inc.                                                      New Jersey
      One Main Properties - Millburn, Inc.                                                           New Jersey
      One Main Properties - Atlantic Highlands, Inc.                                                 New Jersey
      One Main Properties - Union Township, Inc.                                                     New Jersey
      One Main Properties - Red Bank, Inc.                                                           New Jersey
      One Main Properties - Chatham, Inc.                                                            New Jersey
      Smithcrest Realty, Inc.                                                                        New Jersey
      34 West - Bethlehem Corporation                                                                New Jersey
      34 West - Memorial Parkway Corporation                                                         New Jersey
      34 West - Rte. 22/523 Corporation                                                              New Jersey
      34 West - White Twp. Corporation                                                               New Jersey
      34 West - Lafayette Corporation                                                                New Jersey
      34 West - Main Street Hackettstown Corporation                                                 New Jersey
      34 West - Route 206 Hillsborough Corporation                                                   New Jersey
      34 West - Route 31 Flemington Corporation                                                      New Jersey
      34 West - Omni Drive Hillsborough Corporation                                                  New Jersey
      34 West - Greenwich TP., Inc.                                                                  New Jersey
      34 West - Route 206 Branchburg Corporation                                                     New Jersey
      34 West - Route 31/Pennsylvania Ave. Corp.                                                     New Jersey
      34 West - Washington Office Corp.                                                              New Jersey
      34 West - Leland Ave. Plainfield Corporation                                                   New Jersey
      34 West - Arbor Glen Corporation                                                               New Jersey
      34 West - Rt. 22 Branchburg Corp.                                                              New Jersey
      Seagull Red Bank, Inc.                                                                         New Jersey
      Seagull Landmark, Inc.                                                                         New Jersey
      Seagull Beaver Dam, Inc.                                                                       New Jersey
      Seagull Richmond, Inc.                                                                         New Jersey
      Seagull Ninth Street, Inc.                                                                     New Jersey
      Seagull Dock Inc.                                                                              New Jersey
      Seagull 15th Street, Inc.                                                                      New Jersey
      The Summit Mortgage Company                                                                    New Jersey
      Seagull Lacey, Inc.                                                                            New Jersey
      Seagull Manahawkin, Inc.                                                                       New Jersey
      Seagull Atlantic, Inc.                                                                         New Jersey
      Crestmont Finance Corporation I                                                                New Jersey
      GS Holdings NJ, Inc.                                                                           New Jersey
      Pro One, Inc.                                                                                  New Jersey
      Pro Two, Inc.                                                                                  New Jersey
      Pro Three, Inc.                                                                                New Jersey
      Pro Four, Inc.                                                                                 New Jersey
      Pro Five, Inc.                                                                                 New Jersey
      Garden Financial, Inc.                                                                         New Jersey
      GSB Financial Services, Inc.                                                                   New Jersey
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
      Greenbriar Service Corporation                                                                 New Jersey
      Crestmont Insurance Agency, Inc.                                                               New Jersey
      Crestmont Securities, Inc.                                                                     New Jersey
      Colts Neck Orchard Construction Service Corporation                                            New Jersey
      GLP, Inc.                                                                                      New Jersey
      173 Elm Street Leasing Corp., Inc.                                                             New Jersey
      Eastern Monmouth Service Corporation                                                           New Jersey
      Central Monmouth Service Corporation                                                           New Jersey
      Crestmont Hospitality, Inc.                                                                    New Jersey
      Crestmont Residential Service Corp. I                                                          New Jersey
      Crestmont Residential Service Corp. II                                                         New Jersey
      Crestmont Residential Service Corp. III                                                        New Jersey
      Crestmont Middletown 35, Inc.                                                                  New Jersey
      Crestmont Orange 209, Inc.                                                                     New Jersey
      Crestmont Lodi 17, Inc.                                                                        New Jersey
      Crestmont Residential Edison Alva, Inc.                                                        New Jersey
      Crestmont Residential Asbury Park, Inc.                                                        New Jersey
      Lancaster Financial Ltd.                                                                       New Jersey

      All listed subsidiaries in existence during 1995 are included in the consolidated financial statements in the Summit Bancorp. 1995 Annual Report to Shareholders contained herein as Exhibit 13.

As of 3/27/96